UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2022

Date of reporting period: 09/30/2022

Item 1. Report to Stockholders.

ANNUAL REPORT

September 30, 2022

NICHOLAS II, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2022

Dear Fellow Shareholders,

     For the twelve-month period ended September 30, 2022, Nicholas II – Class I (the “Fund”) returned -18.51% compared to the Russell Midcap Growth Index of -29.50% (the “Index”).

     The past year marked a historic regime change from low inflation to high inflation which catalyzed turmoil across global financial markets. Years of easy money from global central banks, above-trend demand for goods spurred by fiscal stimulus, supply chain shortages caused by complications related to Covid-19, and a Russian invasion of Ukraine combined to create a perfect storm which drove inflation to elevated levels not experienced since the 1970s. The Federal Reserve, which had previously been labeling higher inflation levels as transitory, changed its tune and rapidly raised rates 300 bps to 3.25% with a promise of more to come until inflation appears to be under control. Unfortunately, inflation has remained stubbornly high which raises the risk of a repeat of the 1970-1981 period when inflation was entrenched in the economy and was not officially “defeated” until the Fed Chairman Paul Volcker raised the Fed Funds rate to 20% and put the US economy into a recession. The outcome of the current Fed’s battle with inflation will continue to have major impacts on the global financial markets and the Fund.

     While inflation and higher interest rates had negative impacts on the overall stock market and the Fund, this was not an unequivocally negative event. For many years, inflation and interest rates were extremely low which caused a narrow subset of stocks to drive a considerable portion of the performance of many U.S. indices. With low interest rates feeding into low discount rates, investors rewarded speculative, high growth, and long duration stocks whose free cash flows were generally not expected until many years in the future with exorbitant, and frequently non-sensical, valuations. As a result, the Fund struggled to keep pace with the performance of the Index and other active managers who owned many of these momentum-driven stocks and who seemingly disregarded valuation as an arbiter of stock prices. However, Benjamin Graham’s quote “In the short term the market behaves like a voting machine, but in the long-term it acts as a weighing machine” proved prescient as these speculative stocks came crashing down when the irrational growth, interest rate, and valuation assumptions built into their prices adjusted dramatically. This “reversion to reality” was a key component of the Fund’s outperformance versus the Index and its actively-managed peers over the year ended September 30, 2022.

     There remain plenty of risks for the overall stock market with the Fed’s actions at the forefront as it continues its quest to tame inflation. A few of the risks the market is grappling with are the potential for Russian escalation of the war in Ukraine, increasing Populism and the ramifications of upcoming mid-term elections, and historically high energy prices. While we never forecast short-term stock market moves, over the long-term we believe the vibrance of the US economy and the resulting positive corporate earnings growth will drive stocks higher, although the appreciation is unlikely to be as robust as recent years given higher inflation and discount rates.

     Returns for Nicholas II, Inc. (the “Fund”) Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2022.

		Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. – Class I	-18.51%	4.61%	8.07%	10.80%	8.26%
Nicholas II, Inc. – Class N	-18.75%	4.30%	7.73%	10.43%	7.90%
Morningstar Mid-Cap
Growth Category	-29.18%	5.10%	7.27%	10.14%	7.29%
Russell Midcap Growth Index	-29.50%	4.26%	7.62%	10.85%	8.01%
Standard & Poor’s 500 Index	-15.47%	8.16%	9.24%	11.70%	8.03%
Ending value of $10,000 invested in
Nicholas II, Inc. – Class I	$8,149	$11,447	$14,742	$27,883	$32,901
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N	$8,125	$11,346	$14,510	$26,975	$31,304
Fund’s Class I Expense Ratio (from 01/28/22 Prospectus): 0.59%
Fund’s Class N Expense Ratio (from 04/30/22 Prospectus): 0.89%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares of this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund’s relative outperformance versus the Russell Midcap Growth Index over the year ended September 30, 2022, was driven by favorable stock selection in most sectors in which it was invested, as only real estate stock selection underperformed. This reflects the Fund’s emphasis on owning companies that are both high quality and have reasonable valuations, as speculative, highly-valued stocks underperformed dramatically over this period. In terms of sector allocation, overweights in the outperforming consumer staples, financials, and industrials sectors along with underweights in the underperforming communication services, consumer discretionary, and technology sectors benefited relative performance. An overweight in the underperforming healthcare sector and an underweight in the outperforming energy sector detracted from the Fund’s relative performance. The Fund’s best-performing stocks in the period were First Horizon (+44%), BJ’s Wholesale Club (+33%), Lamb Weston (+28%), CyrusOne (+16%), and O’Reilly Automotive (+15%). The worst-performing stocks were Twilio (-78%), RingCentral (-71%), Burlington Stores (-60%), Charles River Laboratories (-52%), and PagSeguro Digital (-52%).

     As of September 30, 2022, the Fund owned 65 stocks and approximately 6% cash equivalents. The period-end sector weightings were technology 27%, industrials 22%, health care 18%, consumer discretionary 11%, consumer staples 6%, financials 6%, materials 3%, and real estate 1%.

     We remain focused on owning high-quality companies with sustainable competitive advantages, consistent revenue and earnings growth, and strong balance sheets and management teams that are trading at reasonable valuations. We believe that the recent stock market decline and substantial rotation toward more reasonably-valued stocks have created an increasingly favorable backdrop to own secular growth and “compounder” stocks trading at more reasonable valuations. We are increasingly excited about the increasing opportunity set of stocks that are meeting our investment parameters.

Thank you for your continued support.

David O. Nicholas Lead Portfolio Manager	Brian J. Janowski Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Compounder stocks are high quality businesses that often possess several of the following characteristics: competitive advantages such as barriers to entry or intangible assets that protect them from competition, highly-recurring revenues and earnings, pricing power, low capital intensity, and superior returns on incremental invested capital and earnings per share growth.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND
RUSSELL MIDCAP GROWTH INDEX (unaudited)

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2022	2022	2022
Average Annual Total Return	-18.51%	8.07%	10.80%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2022	2021	2020	2019	2018
NET ASSET VALUE, BEGINNING OF PERIOD	$35.98	$28.68	$29.61	$30.37	$28.79
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.05	.05	.07	.10	.18
Net gain (loss) on securities
(realized and unrealized)	(5.90)	8.45	2.21	2.08	4.45
Total from investment operations	(5.85)	8.50	2.28	2.18	4.63
LESS DISTRIBUTIONS
From net investment income	(.05)	(.05)	(.11)	(.18)	(.03)
From net capital gain	(3.39)	(1.15)	(3.10)	(2.76)	(3.02)
Total distributions	(3.44)	(1.20)	(3.21)	(2.94)	(3.05)
NET ASSET VALUE, END OF PERIOD	$26.69	$35.98	$28.68	$29.61	$30.37

TOTAL RETURN	(18.51)%	30.26%	7.85%	9.97%	17.10%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$798.8	$1,031.3	$847.7	$828.6	$795.9
Ratio of expenses to average net assets	.59%	.59%	.60%	.60%	.60%
Ratio of net investment income
to average net assets	.15%	.15%	.25%	.34%	.63%
Portfolio turnover rate	15.76%	19.57%	22.89%	19.75%	26.63%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2022	2021	2020	2019		2018
NET ASSET VALUE, BEGINNING OF PERIOD	$34.97	$27.94	$28.91	$29.72		$28.29
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.05)	(.05)	(.01)	(.00	)(2)	.09
Net gain (loss) on securities
(realized and unrealized)	(5.71)	8.23	2.16	2.03		4.36
Total from investment operations	(5.76)	8.18	2.15	2.03		4.45
LESS DISTRIBUTIONS
From net investment income	—	—	(.02)	(.08)		—
From net capital gain	(3.39)	(1.15)	(3.10)	(2.76)		(3.02)
Total distributions	(3.39)	(1.15)	(3.12)	(2.84)		(3.02)
NET ASSET VALUE, END OF PERIOD	$25.82	$34.97	$27.94	$28.91		$29.72

TOTAL RETURN	(18.75)%	29.85%	7.54%	9.55%		16.74%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$70.1	$95.6	$85.0	$96.7		$101.2
Ratio of expenses to average net assets	.89%	.89%	.90%	.95%		.93%
Ratio of net investment income (loss)
to average net assets	(.16)%	(.15)%	(.05)%	(.01)%		.31%
Portfolio turnover rate	15.76%	19.57%	22.89%	19.75%		26.63%

(1)	Computed based on average shares outstanding.
(2)	Amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2022 (unaudited)

Percentage
Name	of Net Assets
O’Reilly Automotive, Inc.	2.80%
Paylocity Holding Corporation	2.26%
BJ’s Wholesale Club, Inc.	2.26%
Palo Alto Networks, Inc.	2.12%
Ulta Beauty, Inc.	2.10%
Verisk Analytics, Inc.	2.05%
Lamb Weston Holdings, Inc.	2.05%
Republic Services, Inc.	1.91%
Nordson Corporation	1.89%
CDW Corporation	1.86%
Total of top ten	21.30%

Sector Diversification (as a percentage of portfolio)
September 30, 2022 (unaudited)

Fund Expenses
For the six month period ended September 30, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/22	09/30/22	04/01/22 - 09/30/22
Actual	$1,000.00	$822.20	$2.70
Hypothetical	1,000.00	1,022.04	2.99
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)
For the six month period ended September 30, 2022 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/22	09/30/22	04/01/22 - 09/30/22
Actual	$1,000.00	$820.70	$4.06
Hypothetical	1,000.00	1,020.54	4.51
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.78%
	Consumer Discretionary – Consumer Services — 4.05%
4,730	Chipotle Mexican Grill, Inc.*	$7,108,055
28,890	Domino’s Pizza, Inc.	8,961,678
251,430	Service Corporation International	14,517,568
244,745	Wendy’s Company	4,574,284
		35,161,585
	Consumer Discretionary – Retailing — 6.68%
58,770	Burlington Stores, Inc.*	6,575,775
135,195	CarMax, Inc.*	8,925,574
34,540	O’Reilly Automotive, Inc.*	24,293,709
45,450	Ulta Beauty Inc.*	18,234,085
		58,029,143
	Consumer Staples – Food & Staples Retailing — 2.26%
269,706	BJ’s Wholesale Club Holdings, Inc.*	19,637,294
	Consumer Staples – Food, Beverage & Tobacco — 3.88%
69,500	Constellation Brands, Inc. Class A	15,962,760
229,681	Lamb Weston Holdings, Inc.	17,772,716
		33,735,476
	Financials – Banks — 2.69%
289,157	Citizens Financial Group, Inc.	9,935,435
297,680	Webster Financial Corporation	13,455,136
		23,390,571
	Financials – Diversified Financials — 2.99%
138,050	Northern Trust Corporation	11,811,558
143,155	Raymond James Financial, Inc.	14,146,577
		25,958,135
	Health Care – Health Care Equipment & Services — 11.07%
42,225	Cooper Companies, Inc.	11,143,177
209,455	Globus Medical Inc Class A*	12,477,234
138,310	Hologic, Inc.*	8,923,761
51,081	Insulet Corporation*	11,717,981
159,688	LivaNova Plc*	8,107,360
64,960	ResMed Inc.	14,180,768
82,515	STERIS Plc	13,720,594
20,058	Teleflex Incorporated	4,040,885
72,095	Veeva Systems Inc Class A*	11,887,024
		96,198,784

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.78% (continued)
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 6.71%
49,051	Charles River Laboratories International, Inc.*	$9,653,237
75,840	IQVIA Holdings Inc*	13,737,658
11,990	Mettler-Toledo International Inc.*	12,998,599
99,020	PerkinElmer, Inc.	11,915,077
589,160	Stevanato Group SpA	9,980,370
		58,284,941
	Industrials – Capital Goods — 14.50%
127,500	AMETEK, Inc.	14,459,775
234,370	Fastenal Company	10,790,395
238,700	Fortive Corp.	13,916,210
150,979	Fortune Brands Home & Security, Inc.	8,106,062
70,000	IDEX Corporation	13,989,500
66,430	L3Harris Technologies Inc	13,806,147
45,300	Lennox International Inc.	10,086,951
77,500	Nordson Corporation	16,450,925
197,850	A. O. Smith Corporation	9,611,553
181,487	Westinghouse Air Brake Technologies Corporation	14,763,967
		125,981,485
	Industrials – Commercial & Professional Services — 6.48%
240,000	IAA, Inc.*	7,644,000
121,710	Republic Services, Inc.	16,557,428
240,500	TransUnion	14,307,345
104,510	Verisk Analytics Inc	17,822,090
		56,330,863
	Industrials – Transportation — 1.56%
54,405	Old Dominion Freight Line, Inc.	13,534,332
	Information Technology – Semiconductors &
	Semiconductor Equipment — 3.87%
213,950	Microchip Technology Incorporated	13,057,368
157,915	Power Integrations, Inc.	10,157,093
122,060	Skyworks Solutions, Inc.	10,408,056
		33,622,517
	Information Technology – Software & Services — 19.97%
99,065	Broadridge Financial Solutions, Inc.	14,297,061
87,495	CrowdStrike Holdings, Inc. Class A*	14,420,051
89,040	CyberArk Software Ltd.*	13,350,658
326,673	Dynatrace, Inc.*	11,371,487
158,070	Elastic NV*	11,339,942

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.78% (continued)
	Information Technology – Software & Services — 19.97% (continued)
66,065	FLEETCOR Technologies, Inc.*	$11,638,671
48,940	Gartner, Inc.*	13,541,209
81,867	Jack Henry & Associates, Inc.	14,921,898
136,315	Okta, Inc. Class A*	7,752,234
112,575	Palo Alto Networks, Inc.*	18,438,659
81,310	Paylocity Holding Corp.*	19,642,870
125,045	PTC Inc.*	13,079,707
140,277	Twilio, Inc. Class A*	9,698,752
		173,493,199
	Information Technology – Technology
	Hardware & Equipment — 3.07%
103,625	CDW Corp.	16,173,790
31,030	Teledyne Technologies Incorporated*	10,471,694
		26,645,484
	Materials – Materials — 2.77%
93,725	AptarGroup, Inc.	8,906,687
96,460	Vulcan Materials Company	15,212,707
		24,119,394
	Real Estate – Real Estate — 1.23%
158,175	CBRE Group, Inc. Class A*	10,678,394
	TOTAL COMMON STOCKS
	(cost $512,767,551)	814,801,597

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2022

Shares or
Principal
Amount		Value
SHORT -TERM INVESTMENTS — 6.41%
	U.S. Government Securities — 5.05%
$10,000,000	U.S. Treasury Bills 10/06/2022, 1.424%	$9,998,048
5,000,000	U.S. Treasury Bills 10/20/2022, 2.273%	4,994,091
10,000,000	U.S. Treasury Bills 11/03/2022, 2.538%	9,977,109
9,000,000	U.S. Treasury Bills 11/17/2022, 2.750%	8,968,241
10,000,000	U.S. Treasury Bills 12/01/2022, 2.850%	9,952,595
		43,890,084
	Money Market Fund — 1.36%
11,851,111	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield, 2.81%	11,851,111
	TOTAL SHORT-TERM INVESTMENTS
	(cost $55,740,758)	55,741,195
	TOTAL INVESTMENTS
	(cost $568,508,309) — 100.19%	870,542,792
	LIABILITIES, NET OF OTHER ASSETS — (0.19)%	(1,662,407)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$868,880,385

* Non-income producing

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2022

ASSETS
Investments in securities at value (cost $568,508,309)	$870,542,792
Receivables —
Dividend and interest	342,141
Capital stock subscription	36,531
Total receivables	378,672
Other	31,892
Total assets	870,953,356

LIABILITIES
Payables —
Investment securities purchased	1,311,470
Due to adviser —
Management fee	396,372
Accounting and administrative fee	12,605
Total due to adviser	408,977
Capital stock redemption	230,311
12b-1 and servicing fee	28,007
Other payables and accrued expense	94,206
Total liabilities	2,072,971
Total net assets	$868,880,385

NET ASSETS CONSIST OF
Paid in capital	$538,911,443
Accumulated distributable earnings	329,968,942
Total net assets	$868,880,385

Class I
Net assets	$798,751,108
Shares outstanding	29,926,240
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$26.69

Class N
Net assets	$70,129,277
Shares outstanding	2,715,665
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$25.82

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2022

INCOME
Dividend (net of foreign taxes of $4,894)	$7,398,768
Interest	320,929
Total income	7,719,697

EXPENSES
Management fee	5,393,546
Accounting and administrative fees	261,155
Transfer agent fees	182,627
12b-1 fees – Class N	173,014
Servicing fees – Class N	86,507
Registration fees	58,379
Custodian fees	52,211
Audit and tax fees	40,918
Insurance	35,380
Directors’ fees	25,695
Accounting system and pricing service fees	25,560
Printing	21,990
Postage and mailing	17,126
Legal fees	14,620
Other operating expenses	18,179
Total expenses	6,406,907
Net investment income	1,312,790

NET REALIZED GAIN ON INVESTMENTS	27,692,561

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(228,196,887)
Net realized and unrealized gain (loss) on investments	(200,504,326)
Net increase (decrease) in net assets resulting from operations	$(199,191,536)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2022 and 2021

		2022	2021
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income		$1,312,790	$1,345,290
Net realized gain on investments		27,692,561	104,471,005
Change in net unrealized appreciation/
depreciation on investments		(228,196,887)	167,112,421
Net increase (decrease) in net assets
resulting from operations		(199,191,536)	272,928,716

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations – Class I		(97,747,796)	(34,587,434)
From investment operations – Class N		(9,016,996)	(3,300,530)
Total distributions		(106,764,792)	(37,887,964)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(347,802 and 362,763 shares, respectively)		11,254,591	12,163,644
Reinvestment of distributions – Class I
(2,615,660 and 1,030,177 shares, respectively)	.	91,129,589	32,399,070
Cost of shares redeemed – Class I
(1,698,790 and 2,288,498 shares, respectively)	.	(54,517,385)	(75,549,983)
Proceeds from shares issued – Class N
(46,615 and 52,515 shares, respectively)		1,417,684	1,723,913
Reinvestment of distributions – Class N
(264,192 and 106,732 shares, respectively)		8,927,047	3,270,264
Cost of shares redeemed – Class N
(330,292 and 466,567 shares, respectively)		(10,353,812)	(14,763,216)
Change in net assets derived
from capital share transactions		47,857,714	(40,756,308)
Total increase (decrease) in net assets		(258,098,614)	194,284,444

NET ASSETS
Beginning of period		1,126,978,999	932,694,555
End of period		$868,880,385	$1,126,978,999

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2022

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors.The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed

Notes to Financial Statements (continued)
September 30, 2022

in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$814,801,597
Money Market Fund	11,851,111
Level 2 –
U.S. Government Securities	43,890,084
Level 3 –
None	—
Total	$870,542,792
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. During the period, the 12b-1 fee was 0.20%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)
September 30, 2022

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At September 30, 2022, reclassifications were recorded to increase undistributed ordinary income by $831 and decrease accumulated undistributed net realized capital gains by $831.

The tax character of distributions paid during the years ended September 30, was as follows:

	09/30/2022	09/30/2021
Distributions paid from:
Ordinary income	$1,924,092	$1,408,367
Long-term capital gain	104,840,700	36,479,597
Total distributions paid	$106,764,792	$37,887,964

              As of September 30, 2022, investment cost for federal tax purposes was $568,508,309 and the tax basis components of net assets were as follows:

Unrealized appreciation	$328,038,327
Unrealized depreciation	(26,003,844)
Net unrealized appreciation	302,034,483
Undistributed ordinary income	1,250,838
Accumulated undistributed net realized capital gains	26,683,621
Paid in capital	538,911,443
Net assets	$868,880,385

There were no differences between financial statement and tax-basis cost.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2022. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended September 30, 2022. At September 30, 2022, the fiscal years 2019 through 2022 remain open to examination in the Fund’s major tax jurisdictions.

(f)

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services – Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)
September 30, 2022

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of September 30, 2022. There have been no material subsequent events since September 30, 2022 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —
(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over $50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $8,875 for the year ended September 30, 2022 for legal services rendered by this law firm.

(3)	Investment Transactions —

For the year ended September 30, 2022, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $158,788,518 and $230,376,470, respectively.

Report of Independent Registered

Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the "Fund"), including the schedule of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 28, 2022

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997		3.4844		21.3	237,669
September 30, 2016	25.41	0.0931		1.4736		22.7	252,980
September 30, 2017	28.79	0.0752		1.1754		24.9	301,091
September 30, 2018	30.37	0.0277		3.0205		25.9	352,592
September 30, 2019	29.61	0.1821		2.7546		24.8	387,738
September 30, 2020	28.68	0.1133		3.1017		29.1	418,165
September 30, 2021	35.98	0.0487		1.1473		25.5	544,703
September 30, 2022	26.69	0.0495	(a)	3.3930	(a)	22.6	443,863

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 28, 2021 to shareholders of record on December 27, 2021.

Historical Record Class N
(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$22.59	$—	$—		23.1 times	$10,000
September 30, 2005	23.45	—	—		23.3	10,381
September 30, 2006	23.00	—	2.1340		22.4	11,158
September 30, 2007	25.03	—	1.0460		23.4	12,694
September 30, 2008	19.04	0.0067	2.5678		17.5	10,800
September 30, 2009	16.87	0.0969	1.1206		19.2	10,457
September 30, 2010	19.11	0.0666	—		20.7	11,890
September 30, 2011	18.49	0.0479	0.3831		17.2	11,741
September 30, 2012	22.63	0.0191	0.4903		20.2	14,732
September 30, 2013	26.04	0.0560	1.8746		22.9	18,516
September 30, 2014	27.03	—	2.0445		22.3	20,734
September 30, 2015	25.00	0.0002	3.4844		21.3	21,770
September 30, 2016	25.00	—	1.4736		22.7	23,091
September 30, 2017	28.29	—	1.1754		24.9	27,387
September 30, 2018	29.72	—	3.0205		25.9	31,972
September 30, 2019	28.91	0.0818	2.7546		24.8	35,025
September 30, 2020	27.94	0.0182	3.1017		29.1	37,666
September 30, 2021	34.97	—	1.1473		25.5	48,909
September 30, 2022	25.82	—	3.3930	(a)	22.6	39,738

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 28, 2021 to shareholders of record on December 27, 2021.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2022.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 4, 2022, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2022. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 18 years	President, Chief	4	None
61(1)	Director		Executive Officer,
	and Lead		Chief Investment
	Portfolio		Officer and Director
	Manager		Nicholas Company,
Inc., the Adviser to
the Fund. He is also
the Lead Portfolio
Manager of Nicholas
Fund, Inc. and
Nicholas Limited
Edition, Inc., and Co-
Portfolio Manager
of Nicholas Equity
Income Fund, Inc.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
DISINTERESTED DIRECTORS
John A. Hauser	Director	(2), 6 years	Chaplain, Door County	4	None
63			Medical Center, 2019
to present. Private
Investor, January 2017
to present. Senior Vice
President Trust and
Community Relations,
Nicolet Bank, October
2016 to December 2016.
Senior Vice President –
Director of Wealth
Services, Nicolet Bank,
April 2016 to
October 2016. Prior to
its acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.

David P. Pelisek, CFA	Director	(2), 3 years	Private Investor,	4	None
63			September 2016 to
present. Managing Director,
Robert W. Baird & Co.,
Inc. and Partner, Baird
Capital Partners Buyout
Funds I-V, January 1994
to May 2016.

Julie M. Van Cleave	Director	(2),	Private Investor,	4	None
63		Appointed	July 2020 to present.
		February 4,	Chief Investment Officer,
		2022	University of Wisconsin
Foundation, July 2013
to June 2020.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
63	President	18 years	Operating Officer, Nicholas Company, Inc., the
	and		Adviser to the Fund, and employed by the
	Secretary		Adviser since April 2003.

Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
49	President,	6 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc., the Adviser to the Fund,
	and Chief		and employed by the Adviser since 1998.
Compliance
Officer

Brian J. Janowski,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc., the
CFA, CPA	President	5 years	Adviser to the Fund and employed by the Adviser
49	and		since December 2016. He has been Co-Portfolio
	Co-Portfolio		Manager of the Fund since April 2018. He was
	Manager		Co-Portfolio Manager for BMO Small- and
Mid-Cap Value Funds from 2008 to 2016.

Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
65	President	36 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Informationwe receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Informationabout your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Othergeneral information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/1983	*	9/30/2012
Number of years investing $100 each month
following the date of initial investment	39		10
Total cash invested	$47,800		$13,000
Total dividend and capital gain distributions reinvested	$372,139		$8,747
Total full shares owned at 09/30/2022	16,751		788
Total market value at 09/30/2022	$447,105		$21,055

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

BRIAN J. JANOWSKI, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,700 in 2022 and $32,400 in 2021.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,875 in 2022 and $6,850 in 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $19,300 in 2021 and $18,700 in 2020. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2021 and 10/31/2020, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2022

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2022

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2022